[CAPTION]
Amendments to The Pep Boys Manny, Moe & Jack Pension Plan


1. Section 2.1 of the Plan is hereby amended to change paragraph (e)(4) of the definition of "Highly Compensated Employee" to read:

     For purposes of defining Highly Compensated Employee, compensation means any permissible definition of compensation as defined in Section 415(c)
     (3) of the Code, including elective contributions, as determined by the Administrative Committee. The dollar limits are those for the calendar year in which the determination or look-back year begins.

2. Section 2.1 of the Plan is hereby amended to add the following new paragraph to the end of the definition of "Hours of Service" to read as follows:

     Eligible Employees shall be credited with any Hours of Service required to be credited to them in accordance with the Family and Medical Leave Act and The Uniformed Services Employment and Reemployment Rights Act of 1994.

3. Article XII of the Plan is hereby amended to substitute "Top-Heavy" or "Super Top-Heavy" for "a Top-Heavy Plan" or "a Super Top-Heavy Plan" respectively, each time it appears.

4. Section 12.2 of the Plan is hereby amended to substitute "Top-Heavy" for "a Top-Heavy Group" in the second line.

5. Section 12.5(c) of the Plan is hereby amended to substitute "all" for "or" in the fourth line and to insert, "and any other affiliated entities (as provided in Section 414(o) of the Code)" immediately before "of which the Employer is a part." in the last line.

6. Section 12.6(a) of the Plan is hereby amended to insert, "but limited in amount under Section 401(a)(17) of the Code" immediately following "under
Section 415 of the Code and the regulations thereunder" in the fifth line.

7. Section 13.4 of the Plan is hereby amended to make the last two sentences of the first paragraph a separate paragraph.

8. Section 13.4 of the Plan is further amended to move the last paragraph of said Section immediately following the first paragraph.

9. Section 13.4 of the Plan is further amended to insert "only" immediately following "(i)" in the fifth line.